SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2003

                        Commission File Number: 000-17594

                             USA Biomass Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                             33-0329559
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

7314 Scout Avenue, Bell Gardens, California                               90201
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(Address of principal executive offices)                              (Zip Code)


                                 (562) 928-9900
                                 --------------
              (Registrant's Telephone Number, Including Area Code)








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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Reference is made to the USA Biomass Corporation's (the "Registrant") press release dated July 11, 2003, furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS

99.1 Press Release of Registrant, dated July 11, 2003, reporting the Registrant's Acquisition of MDF Transport, the Registrant's Projection of its Revenue Run Rate, and its retention of WPH Consultants for its Investor Relations Firm.





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USA Biomass Corporation



By:      /s/  Dale Paisley
         ------------------------
         Dale Paisley

Its:     Chief Executive Officer








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